UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2009 (August 10, 2009)

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METALS USA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	333-146181	20-3779274
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

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FLAG INTERMEDIATE HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

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Delaware	333-132918	20-3779375
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

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METALS USA, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-13123	76-0533626
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Riverway, Suite 1100
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code) (713) 965-0990
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On August 10, 2009, Metals USA Holdings Corp., a Delaware corporation (the “Company”), issued a press release announcing the appointment of William A. Smith II as the Company’s Vice President and General Counsel. A copy of the press released is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits.
99.1 Press Release dated August 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

METALS USA HOLDINGS CORP.

Date:	August 12, 2009	By:	/s/ Robert C. McPherson III
		Name:	Robert McPherson
		Title:	Senior Vice President and
Chief Financial Officer

FLAG INTERMEDIATE HOLDINGS
CORPORATION

Date:	August 12, 2009	By:	/s/ Robert C. McPherson III
		Name:	Robert McPherson
		Title:	Senior Vice President and
Chief Financial Officer

METALS USA, INC.

Date:	August 12, 2009	By:	/s/ Robert C. McPherson III
		Name:	Robert McPherson
		Title:	Senior Vice President and
Chief Financial Officer